The PNC Financial Services Group, Inc. First Quarter 2007 Earnings Conference Call April 18, 2007 Exhibit 99.2

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding those factors in our 2006 Form 10-K, including in the Risk Factors and Risk Management sections, and in our other SEC reports (accessible on the SEC’s website at
www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate (1) the impact of BlackRock deconsolidation near the end of third quarter 2006 and the application of the equity method of accounting for our equity investment in BlackRock and (2)
the impact of certain specified items, including BlackRock/MLIM transaction gain, cost of securities and mortgage portfolio repositionings, BlackRock/MLIM and Mercantile Bankshares acquisition integration costs, PFPC distribution/out-of-pocket revenue and expense, and gains/losses related to our BlackRock LTIP shares obligation.  We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations.  While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to those shown.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About
PNC - Investor Relations.”
Cautionary Statement Regarding
Forward-Looking Information

Reported earnings of $1.46 per diluted share
Adjusted earnings of $1.38 per diluted share, a 15%
increase over 1Q06 adjusted earnings
Banking businesses driving the improvement
Mercantile integration on track
Enhanced client initiatives producing positive early results
Excellent asset quality
2007 First Quarter Highlights
*Adjusted earnings are reconciled to GAAP earnings on the following slide.
*

Diluted Earnings Per Share
Earnings Per Share Summary
5% $1.32 15% $1.20 $1.38 Net income, as adjusted
0.03 0.01 0.03 Acquisition integration costs
0.02 0.06 Loss from the net mark-to-market
adjustment on LTIP shares obligation
(0.17) Gain related to transfer of BlackRock
shares for LTIP
Adjustments:
15% $1.27 23% $1.19 $1.46 Net income, as reported
1Q07 1Q06
4Q06
1Q07 vs 1Q06
% Change
1Q07 vs 4Q06
% Change

14%
13%
(9)%
10%
17%
20%
1%
15%
Growing Higher Quality Revenue Streams
1Q07 Revenue Mix As Adjusted
*
Noninterest
Income
59%
1Q06 Revenue Mix As Adjusted
*
Deposit NII
24%
Loan NII
17%
Noninterest
Income
60%
Deposit NII
25%
Loan NII
15%
Growth 1Q07 vs 1Q06 As Adjusted
**
PNC, Excluding
Mercantile
PNC
Total Revenue Growth
*Adjusted amounts are reconciled to GAAP in the Appendix
**Unadjusted growth 1Q07 vs 1Q06: total revenue (2%), noninterest income (9%), deposit net interest income 20%, loan net interest income 0%

$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
2004 2005 2006
Revenue
9%
Creating Positive Operating Leverage
Growing Revenues Faster Than Expenses
$ billions
Compound Annual
Growth Rate
(2004 – 2006)
Adjusted Revenue
(Taxable-equivalent) -
$5.6 billion, $6.4 billion, $8.6 billion as reported for 2004, 2005, 2006, respectively
Adjusted Noninterest Expense -
$3.7 billion, $4.3 billion, $4.4 billion as reported for 2004, 2005, 2006, respectively
Adjusted Net Income -
$1.2 billion, $1.3 billion, $2.6 billion as reported for 2004, 2005, 2006, respectively
Net Income
12%
$1.2
$1.3
$1.5
Expense
7%
Revenue         +10%         +15%
Expense           +6% +11%
Earnings before
Provision +14% +18%
Net Income  +17%         +22%
PNC As Adjusted,
Excluding
Mercantile
Continuing the Trend - 1Q07 vs 1Q06*
PNC As Adjusted
*As reported: revenue (2%), expense (11%), earnings before provision 15%, net income 30%.  Adjusted numbers and taxable-equivalent revenue are reconciled to GAAP in the Appendix.

Maintaining Moderate Risk Profile
Credit Risk Profile
- Credit decisions driven by risk-adjusted returns
- Strong credit quality
- Minimal sub-prime exposure
Interest Rate Risk
- Total return philosophy
- Sophisticated risk management skills
- Well-positioned balance sheet

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our other SEC reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at
www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ and counterparties’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing business and economic conditions.
• The value of our assets and liabilities, as well as our overall financial performance, are also affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund BlackRock long-term incentive plan (“LTIP”) programs, as our
LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our business initiatives and strategies, including the final phases of our One PNC initiative, could affect our financial performance over the next several years.
• Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties continue to be present with respect to the integration of Mercantile Bankshares
Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in
BlackRock, Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, we grow our business from time to time by acquiring other financial services companies, such as our recent acquisition of Mercantile Bankshares. Acquisitions in general present us with risks other than those presented by the nature of the business acquired.  In particular, acquisitions may be substantially more expensive to complete
(including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – First Quarter 2007
PNC As
Reported Taxable Taxable As Adjusted, TE
GAAP Equivalent Equivalent Adjusted, Basis, Excluding
($ millions) Basis Adjustment Basis Adjustments TE Basis Mercantile Mercantile
Net interest $623 $6 $629 $0 $629 ($46) $583
Noninterest 1,083 0 1,083 (156) 927 (19) 908
Total revenue
1,706 6 1,712 (156) 1,556 (65) 1,491
Noninterest income to total revenue 63% 60%
Net interest income to total revenue 37% 40%
Noninterest expense 1,036 0 1,036 (117) 919 (40) 879
Pretax income before provision 670 6 676 (39) 637 (25) 612
Provision 8 0 8 0 8 0 8
Income before minority interest and income taxes 662 6 668 (39) 629 (25) 604
Minority interest in income of BlackRock 0 0 0 0 0 0 0
Income Taxes 203 6 209 (14) 195 (9) 186
Net income $459 $0 $459 ($25) $434 ($16) $418
Adjustments:
Noninterest
income
Noninterest
expense Pretax
PFPC distribution/out-of-pocket revenue and expense
($106) ($106) $0
Net effect related to BlackRock LTIP shares obligation (52) 0 (52)
Acquisition integration costs 2 (11) 13
Pretax          ($156) ($117) (39)
Income taxes (14)
Net income ($25)
income
income

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – First Quarter 2006
PNC As
Reported Taxable Taxable PNC As Adjusted, TE
GAAP Equivalent Equivalent Adjusted, Basis, Excluding
($ millions) Basis Adjustment Basis Adjustments TE Basis Mercantile Mercantile
Net interest income $556 $7 $563 ($3) $560 $0 $560
Noninterest income 1,185 0 1,185 (391) 794 0 794
Total revenue
1,741 7 1,748 (394) 1,354 0 1,354
Noninterest income to total revenue 68% 59%
Net interest income to total revenue 32% 41%
Noninterest expense 1,162 0 1,162 (334) 828 0 828
Pretax income before provision 579 7 586 (60) 526 0 526
Provision 22 0 22 0 22 0 22
Income before minority interest and income taxes 557 7 564 (60) 504 0 504
Minority interest in income of BlackRock 22 0 22 (22) 0 0 0
Income taxes 181 7 188 (41) 147 0 147
Net income $354 $0 $354 $3 $357 $0 $357
Adjustments:
Net interest
income
Noninterest
income
Noninterest
expense
Minority
Interest
Pretax
PFPC distribution/out-of-pocket revenue and expense
$0 ($37) ($37) $0 $0
BlackRock Equity Method (3) (354) (291) 0 (66)
Acquisition integration costs 0 0 (6) 0 6
Minority Interest adjustment 0 0 0 (22) 22
Pretax          ($3) ($391) ($334) ($22) (38)
Income taxes (41)
Net income $3

Non-GAAP to GAAP
Reconcilement
Appendix
($ millions)
1Q06 As
Adjusted, TE
Basis
1Q07 As
Adjusted, TE
Basis
Growth Q106
vs Q107
1Q07 As
Adjusted, TE
Basis
Excluding
Mercantile
Growth Q106
vs Q107
1Q06
Unadjusted 1Q07 Unadjusted
Growth
Q106 vs
Q107
Noninterest Income $794 $927 17% $908 14% 1,185 1,083 -9%
Net Interest Income:
     Loans 234 237 1% 213 -9% 234 237 1%
     Deposits 326 392 20% 370 13% 326 392 20%
     Net Interest Income 560 629 583 560 629 12%
Total Revenue $1,354 $1,556 15% $1,491 10% $1,745 $1,712 -2%
     Noninterest income as a % of total revenue 59% 60% 68% 63%
     Loans as a % of total revenue 17% 15% 13% 14%
     Deposits as a % of total revenue 24% 25% 19% 23%
Noninterest Expense 828 919 11% 879 6%
Net income $357 $434 22% $418 17%
Provision for credit losses 22 8 8
Effective tax rate 32.5% 30.7% 30.7%
After tax impact of provision for credit losses 15 6 6
Net income 357 434 22% 418 17%
Earnings before provision $372 $440 18% $424 14%
1Q06 1Q07
Growth Q106
vs Q107
Provision for credit losses $22 $8
Effective tax rate 32.5% 30.7%
After tax impact of provision for credit losses 15 6
Reported Net income 354 459
Earnings before provision $369 $465 26%
Income Statement Summary – First Quarter ’06 vs First Quarter ‘07

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – 2004 to 2006
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Provision for credit losses 124 124
Noninterest income 6,327 $(1,982) (1,087) $144 3,402
Noninterest expense 4,443 (261) (765) 3,417
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
Net income $2,595 $(1,081) $(137) $137 $1,514
For the year ended December 31, 2005 PFPC Distribution/ BlackRock
PNC Out-Of-Pocket Deconsolidation and BlackRock PNC
In millions As Reported Revenue and Expense Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Provision for credit losses 21 21
Noninterest income 4,173 $(147) (1,214) $163 2,975
Noninterest expense 4,306 (147) (853) 3,306
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
Net income $1,325 $(152) $152 $1,325
(a) Includes the impact of the following items, all on a pretax basis: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million loss related to BlackRock LTIP shares obligation. Also included are PFPC distribution/out-of-pocket revenue and expense primarily associated with pooled investment fund accounts totaling
$170 million.

Non-GAAP to GAAP
Reconcilement
Appendix
Income Statement Summary – 2004 to 2006 (continued)
For the year ended December 31, 2004 PFPC Distribution/ BlackRock
PNC Out-Of-Pocket Deconsolidation and BlackRock PNC
In millions As Reported Revenue and Expense Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Provision for credit losses 52 52
Noninterest income 3,572 $(137) (745) $101 2,791
Noninterest expense 3,712 (137) (564) 3,011
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197
In millions 2004 2005 2006 CAGR
Adjusted net interest income $1,955 $2,142 $2,235
Adjusted noninterest income 2,791 2,975 3,402
Taxable-equivalent adjustment 20 33 25
Adjusted total revenue 4,766 5,150 5,662
9%
Adjusted noninterest expense 3,011 3,306 3,417
7%
Adjusted net income $1,197 $1,325 $1,514
12%
In millions 2004 2005 2006 CAGR
Net interest income, as reported $1,969 $2,154 $2,245
Noninterest income, as reported 3,572 4,173 6,327
Taxable-equivalent adjustment 20 33 25
Total revenue, taxable equivalent basis 5,561 6,360 8,597
24%
Noninterest expense, as reported 3,712 4,306 4,443
9%
Net income, as reported $1,197 $1,325 $2,595
47%

Non-GAAP to GAAP
Reconcilement
Appendix
Noninterest Income, Noninterest Expense and NIM Summary
Net Interest
Margin, As
Reported
4Q06 PNC net interest margin 2.88%
1Q07 PNC net interest margin 2.95%
Change from 4Q06 0.07%
Impact of Mercantile
0.04%
PNC change, excluding Mercantile
0.03%
($ millions) 1Q07 1Q06 4Q06
Noninterest income and Noninterest expense As Reported
Adjustments
(a)
As
Adjusted
As
Reported
Adjustments
(b)
As
Adjusted
As
Reported
Adjustments
(c)
As
Adjusted
Q106 vs
Q107
Q406 vs
Q107
% of Total
Adj.
Revenue TE
Asset Management $165 $2 $167 $461 ($333) $128 $149 $10 $159 30% 5% 11%
Fund Servicing 295 (106) 189 221 (37) 184 249 (64) 185 3% 2% 12%
Service charges on deposits 77 77 73 73 79 79 5% (3%) 5%
Brokerage 66 66 59 59 63 63 12% 5% 4%
Consumer services 91 91 89 89 93 93 2% (2%) 6%
Corporate services 159 159 135 135 177 177 18% (10%) 10%
Equity management gains 32 32 7 7 25 25 357% 28% 2%
Net securities losses (3) (3) (4) (4) 0 0 (25%) N/M (0%)
Trading 52 52 57 57 33 33 (9%) 58% 3%
Net gains (losses) related to BlackRock 52 (52) 0 0 0 (12) 12 0 N/M N/M 0%
Other 97 97 87 (21) 66 113 113 47% (14%) 6%
Total noninterest income 1,083 ($156) $927 $1,185 ($391) $794 $969 ($42) $927 17% 0% 60%
Total Revenue As Adjusted, TE basis $1,556
Noninterest expense $1,036 ($117) $919 $1,162 ($334) $828 $969 ($64) $905 11% 2%
Mercantile (40)
Adjusted noninterest expense excl. Mercantile $879 $828 $905 6% (3%)
Adjustments: (a) (b) (c)
Integration costs $2 $10
PFPC distribution/out-of-pocket revenue (106) ($37) (64)
BlackRock equity method (354)
Gain related to transfer of BlackRock shares for LTIP (82)
Loss from the net mark-to-market adjustment on
BlackRock LTIP shares obligation 30 12
Total adjustments to noninterest income ($156) ($391) ($42)
Integration costs ($11) ($6)
PFPC distribution/out-of-pocket expense (106) (37) (64)
BlackRock equity method (291)
Total adjustments to noninterest expense ($117) ($334) ($64)